Exhibit 99.2

Pioneer Transformers Ltd.

Consolidated Interim Financial Statements
September 30, 2009
Expressed in U.S. Funds

RSM Richter LLP
Chartered Accountants
Montreal

RSM Richter LLP is an independent member firm of RSM International, an affiliation of independent accounting and consulting firms.

Consolidated Interim Financial Statements
September 30, 2009
Expressed in U.S. Funds

Contents
Consolidated Balance Sheet	1
Consolidated Statement of Shareholders' Equity	2
Consolidated Statement of Operations and Comprehensive Income	3
Consolidated Statement of Cash Flows	4
Notes to Consolidated Financial Statements	5-12

Consolidated Balance Sheet
As at September 30, 2009
Expressed in U.S. Funds

Assets

Current
	September 30, 2009 (Unaudited)	December 31, 2008

Cash	$200,650	$367,668
Accounts receivable	6,850,016	4,837,256
Inventories (note 4)	7,056,852	5,474,384
Prepaid expenses and deposits	417,206	47,631
	14,524,724	10,726,939
Property, Plant and Equipment	802,313	827,672
	$15,327,037	$11,554,611
Liabilities Current

Bank indebtedness	$4,218,545	$4,116,452
Accounts payable and accrued liabilities	3,869,954	3,880,345
Current maturity of long-term debt	135,806	148,168
Income taxes payable	984,819	854,844
	9,209,124	8,999,809
Pension Deficit (note 5)	297,656	109,442
Deferred Income Tax Liabilities	69,487	68,473
Long-Term Debt	23,858	111,519
Advances From Ultimate Shareholders	150,000	150,000

Shareholders' Equity

Capital Stock
- Authorized without limit and without par value, 750,000 shares issued and outstanding	590,133	590,133
Accumulated Other Comprehensive Loss	(559,828)	(969,663)
Accumulated Retained Earnings	5,546,607	2,494,898
	5,576,912	2,115,368
	$15,327,037	$11,554,611

See accompanying notes

Approved on Behalf of the Board
__________________________

__________________________

Pioneer Transformers Ltd.
Consolidated Statement of Shareholders' Equity
For the 9 month Period Ended September 30, 2009
Expressed in U.S. Funds
(Unaudited)

			Accumulated
			Other	Retained Earnings	Total
	Capital Stock		Comprehensive		Shareholders'
	Number	Amount	Income (Loss)	(Deficit)	Equity

Balance - December 31, 2008	750,000	$590,133	$(969,663)	$2,494,898	$2,115,368
Foreign currency translation adjustment	-	-	560,183	-	560,183
Pension adjustment, net of taxes of $67,524	-	-	(150,348)	-	(150,348)
Dividends paid	-	-	-	(368,038)	(368,038)
Net earnings	-	-	-	3,419,747	3,419,747
Balance - September 30, 2008	750,000	$590,133	$(559,828)	$5,546,607	$5,576,912

See accompanying notes

Pioneer Transformers Ltd.
Consolidated Statement of Operations and Comprehensive Income
Expressed in U.S. Funds
(Unaudited)

	Nine-Month Period Ended September 30,
	2009	2008
Sales	$30,398,312	$35,525,663
Cost of Goods Sold (including depreciation 2009 - $98,838; 2008 - $92,026)	22,063,240	28,240,811
Gross Margin	8,335,072	7,284,852

Expenses
Selling, general and administrative	2,714,972	3,357,757
Depreciation	122,228	136,260
Foreign exchange	280,790	(37,136)
	3,117,990	3,456,881
Operating Income	5,217,082	3,827,971
Interest and factoring fees	282,335	410,164
Write-down of advances to companies controlled by shareholders	-	700,335
Earnings Before Income Taxes	4,934,747	2,717,472

Income Taxes
Current income taxes	1,455,169	991,580
Future income taxes	59,831	(22,580)
	1,515,000	969,000
Net Earnings	3,419,747	1,748,472

Other Comprehensive Income (Loss)
Foreign currency translation adjustment	560,183	(147,105)
Pension adjustment ,net of taxes $67,524 (2008 - $55,958)	(150,348)	(126,249)

Comprehensive Income	$3,829,582	$1,475,118
Basic Weighted Average Number of Shares Outstanding	750,000	750,000
Basic and Diluted Earnings Per Common Share	$4.56	$2.33

See accompanying notes

Consolidated Statement of Cash Flows
Expressed in U.S. Funds
(Unaudited)

	Nine-Month Period Ended September 30,
Funds Provided (Used) -	2009	2008
Operating Activities
Net earnings	$3,419,747	$1,748,472
Depreciation	221,066	228,286
Deferred income taxes	59,831	(22,580)
Accrued pension	(59,404)	(70,782)
Write-down of advances to companies controlled by shareholders	-	700,335
	3,641,240	2,583,731
Changes in non-cash operating elements of working capital	(2,811,143)	(3,853,016)
	830,097	(1,269,285)
Financing Activities
Increase (decrease) in bank indebtedness	(424,839)	1,924,896
Dividends paid	(368,038)	(353,419)
Repayment of long-term debt	(124,232)	(132,111)
Advances from ultimate shareholders	(18,885)	10,735
	(935,994)	1,450,101
Investing Activities
Additions to property and equipment	(93,653)	(144,218)
Advances to an ultimate shareholder	-	(342,294)
	(93,653)	(486,512)
Decrease in Cash	(199,550)	(305,696)
Effect of Foreign Exchange on Cash Balance	32,532	(31,950)
Cash
Beginning of Period	367,668	658,168
End of Period	$200,650	$320,522

See accompanying notes

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

1.
Organization and Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete consolidated financial statements.  In the opinion of management, all adjustments considered necessary for a fair presentation have been included.  All such adjustments are of a normal and recurring nature.

These financial statements should be read in conjunction with the audited financial statements at December 31, 2008.  Operating results for the nine months ended September 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009.  The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States.  This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred.

Management has performed an evaluation of the Company’s activities through the date and time these financial statements were issued on November 30, 2009 and concluded that except for the events disclosed in note 9, there are no additional significant events requiring recognition or disclosure.

The consolidated financial statements include the accounts of the Company and its subsidiary company.  On consolidation, all inter-entity transactions and balances have been eliminated.

2.
Recently Issued Accounting Pronouncements

In June 2009, the FASB issued FAS 166, "Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140", which amends the derecognition guidance in FASB Statement No. 140 and eliminates the exemption from consolidation for qualifying special-purpose entities.  This statement is effective for financial asset transfers occurring after the beginning of an entity's first fiscal year that begins after November 15, 2009.  The adoption of FASB Statement No. 140 is not expected to have a material effect on the Company’s financial position or results of operations.

In June 2009, the FASB issued FAS 167, "Amendments to FASB Interpretation No. 46(R)", which amends the consolidation guidance applicable to variable interest entities. The amendments will significantly affect the overall consolidation analysis under FASB Interpretation No. 46(R).  This statement is effective as of the beginning of the first fiscal year that begins after November 15, 2009.  The adoption FAS 167 is not expected to have a material effect on the Company’s financial position or results of operations.

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

2.
Recently Issued Accounting Pronouncements (Cont’d)

In August 2009, the FASB issued Accounting Standards Update No. 2009-05 “Fair Value Measurements and Disclosures” (“ASU 2009-05”).  The amendment is to subtopic 820-10, Fair Value Measurements and Disclosures-Overall, for the fair value measurement of liabilities.  The purpose of this amendment is to reduce ambiguity in financial reporting when measuring fair value of liabilities.  The guidance in the update is effective for the first interim reporting period beginning after issuance, which would be the reporting period ending

December 31, 2009 for the Company.  The Company is currently evaluating the impact of this Statement on its (consolidated) financial statements

In September 2009, the FASB issued Update No. 2009-12, “Fair Value Measurements and Disclosures (Topic 820)

—Investments in Certain Entities that Calculate Net Asset Value per share (or Its Equivalent)” (ASU 2009-12).

ASU 2009-12 provides amendments to ASC 820-10 “Fair Value Measurements and Disclosures—Overall” for the fair value measurement of investments in certain entities.  In addition, ASU 2009-12 requires disclosures by major category of investment about the attributes of investments within the scope of the amendments in the update.

ASU 2009-12 is effective for interim and annual periods ending after December 15, 2009.  The adoption of ASU 2009-12 is not expected to have a material effect on the Company’s financial position or results of operations.

In October 2009, the FASB issued Update No. 2009-13, “Revenue Recognition (Topic 605)—Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force” (ASU 2009-13).  ASU 2009-13 provides amendments to the criteria in ASC 605-25 for separating consideration in multiple-deliverable arrangements.  As a result of those amendments, multiple-deliverable arrangements will be separated in more circumstances than under existing U.S. GAAP. ASU 2009-13: 1) establishes a selling price hierarchy for determining the selling price of a deliverable, 2) eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, 3) requires that a vendor determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis, 4) significantly expands the disclosures related to a vendor’s multiple-deliverable revenue arrangements.  ASU 2009-13 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  The Company is currently evaluating the impact of adopting ASU 2009-13.

In October 2009, the FASB issued Update No. 2009-14, “Software (Topic 985)—Certain Revenue Arrangements that     include Software Elements a consensus of the FASB Emerging Issues Task Force” (ASU 2009-14).  ASU 2009-14 changes the accounting model for revenue arrangements that include both tangible products and software elements and provides additional guidance on how to determine which software, if any, relating to tangible product would be excluded from the scope of the software revenue guidance.  In addition, ASU 2009-14 provides guidance on how a vendor should allocate arrangement consideration to deliverables in an arrangement that includes both tangible products and software.  ASU 2009-14 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  The adoption of ASU 2009-14 is not expected to have a material effect on the Company’s financial position or results of operations.

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

3.
Adoption of New Accounting Standards

Fair Value Measurements

SFAS No.157, as codified in FASB ASC 820 “Fair Value Measurement and Disclosures”, is effective for financial assets and liabilities in fiscal years beginning after November 15, 2007, and for non-financial assets and liabilities in fiscal years beginning after November 15, 2008.  The Company adopted ASC 820 for financial assets and liabilities in the first quarter of fiscal 2008 with no material impact to the consolidated financial statements.  The Company adopted ASC 820 for non-financial assets and liabilities in the first quarter of fiscal 2009 with no material impact to the consolidated financial statements.

ASC 820 applies to all assets and liabilities that are being measured and reported on a fair value basis.  ASC 820 requires new disclosure that establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements.  This statement enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values.  The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1:                Quoted market prices in active markets for identical assets or liabilities.
Level 2:                Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3:                Unobservable inputs that are not corroborated by market data.

In determining the appropriate levels, the Company performs a detailed analysis of the assets and liabilities that are subject to ASC 820.  At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs are classified as Level 3. There are no assets or liabilities measured at fair value as at September 30, 2009.

Fair Value of Financial Instruments

The fair value represents management’s best estimates based on a range of methodologies and assumptions.  The advances to companies controlled by shareholders and the advances from ultimate shareholders are presumed to have a fair value measured by the cash proceeds exchanged at issuance in accordance with APB-21 “Interest on Receivables and Payables”.

Interim Disclosures about Fair Value of Financial Instruments

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments” now codified in FASB ASC 825. This FSP, amends FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments”, to require disclosures about the fair value of financial instruments in interim as well as in annual financial statements.  This FSP also amends APB Opinion No. 28, “Interim Financial Reporting”, to require those disclosures in summarized financial information at interim reporting periods. Since this FSP at most requires additional disclosures, its adoption did not have a material impact on its consolidated financial statements.

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

3.
Adoption of New Accounting Standards (Cont’d)

Subsequent Events

FASB ASC 855, "Subsequent Events", which established principles and requirements for subsequent events is effective for interim or annual reporting periods ending after June 15, 2009.  The statement details the period after the balance sheet date during which the Company should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which the Company should recognize events or transactions occurring after the balance sheet date in its financial statements and the required disclosures for such events.  Since FASB ASC 855 at most requires additional disclosures, the adoption of FASB ASC 855 did not have a material impact on its consolidated financial statements.

FASB Codification

On July 1, 2009, the FASB released the final version of its new Accounting Standards Codification (the “Codification”) as the single authoritative source for U.S. generally accepted accounting principle (“GAAP”).

The Codification replaces all previous U.S. GAAP accounting standards as described in SFAS 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles FAS 168.

The Codification replaces all previous U.S. GAAP accounting standards. While not intended to change U.S. GAAP, the Codification significantly changes the way in which the accounting literature is organized.  It is structured by accounting topic to help accountants and auditors more quickly identify the guidance that applies to a specific accounting issue.  The Company has applied the Codification for the first time for its interim financial statements for the nine months ending September 30, 2009.  The adoption of the Codification will not have an effect on the Company’s financial position and results of operations.  However, because the Codification completely replaces existing standards, it will affect the way U.S. GAAP is referenced by FactSet in its consolidated financial statements and accounting policies.

4.	Inventories
	Nine-Month Period Ended September 30,
	2009	2008
Raw materials	$2,101,927	$2,411,380
Work-in-process	3,096,962	2,827,098
Finished goods	1,857,963	1,193,510
	$7,056,852	$6,431,988

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

5.
Pension Plan

The Company sponsors a defined benefit pension plan in which a majority of its employees are members.  The employer contributes 100% to the plan.  The benefits, or the rate per year of credit service, are established by the Company and updated at its discretion.

The Company adopted the provisions of ASC 715, Employers’ Disclosures about Postretirement Benefit Plan Assets, on January 1, 2009.  This standard requires more detailed disclosures about the Company’s plan assets, including investment strategies, major categories of plan assets, concentrations of risk within plan assets, and valuation techniques used to measure the fair value of plan assets.  Additional disclosures are required beginning with the year ended 2009 consolidated financial statements.  There was no impact to the Company’s interim consolidated financial statements.

Cost of Benefits:

The components of the expense we incurred under our pension plan are as follows:

	Nine-Month Period Ended September 30,
	2009	2008
Current service cost, net of employee contributions	$25,642	$48,791
Interest cost on accrued benefit obligation	93,422	101,902
Expected return on plan assets	(79,918)	(103,670)
Amortization of transitional asset	8,633	4,516
Amortization of past service costs	3,932	12,959
Amortization of net actuarial loss	9,744	9,915
Total benefit cost	$61,455	$74,413

Contributions

The Company made $120,859 of contributions to its defined benefit pension plan in the nine month period ended September 30, 2009 and $145,196 for the period ended September 30, 2008.  Changes in the discount rate and actual investment returns which continue to remain lower than the long-term expected return on plan assets could result in the Company making additional contributions.

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

6.	Statement of Cash Flow Information

	Nine-Month Period Ended September 30,
	2009	2008
Accounts receivable	$(1,232,982)	$(1,927,782)
Inventories	(758,979)	(604,673)
Prepaid expenses	(332,225)	34,905
Income taxes recoverable	-	-
Accounts payable and accrued liabilities	(498,052)	591,191
Income taxes payable	11,095	(1,946,657)
Changes in non-cash operating elements of working capital	$(2,811,143)	$(3,853,016)
Additional Cash Flows Information:
Interest paid	$165,432	$233,508
Income taxes paid	2,343,832	2,937,564

7.
Related Party Transactions

The following table summarizes the Company's related party transactions for the period measured at the exchange amount which is the amount of the consideration established and agreed to by the related parties:

	Nine-Month Period Ended September 30,
	2009	2008
Company Under Common Significant Influence
Administration fee expense	$113,000	$93,000
Ultimate Shareholder
Consulting fee expense	187,500	113,000

The advances from ultimate shareholders amounting to $150,000 (2008 - $150,000), have no specific terms of repayment and bear interest at 12% per annum.  Interest incurred during the year amounted to approximately $13,500 (2008 - $13,500).  The advances are not to be repaid prior to October 1, 2010.

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

8.
Segmented Information

The Company has one operating segment, being the sale of electrical transformers.  Revenues are attributable to countries based on the location of the Company's customers.  Except for revenues derived from United States, it is impracticable to disclose revenues derived from each individual country.

	Nine-Month Period Ended September 30,
	2009	2008
Canada	$29,048,766	$30,196,814
United States	857,575	4,263,079
Others	491,971	1,065,770
Total	$30,398,312	$35,525,663

9.
Subsequent Events

Subsequent to September 30, 2009, the Company obtained a new $ 8,825,000 credit facility which is subject to review annually and consists of an operating demand line of credit, a demand loan and foreign exchange contracts.  Borrowings under the credit facility are limited by certain margin requirements concerning accounts receivable and inventories and bear interest at bank prime rate per annum.  The terms of the banking agreement require the Company to comply with certain financial covenants.  As security for the credit facility the Company and its wholly owned subsidiary have pledged properties in the amount of $9,300,000 and have furnished cross guarantees to the lender.

On November 30, 2009, Sierra Concepts, Inc. changed its name to Pioneer Power Solutions, Inc. and on the days following, completed the acquisition of 100% of the outstanding shares of common stock of the Company in a transaction that has been accounted for as a recapitalization of Pioneer Transformers Ltd.

Immediately prior to the share exchange, Pioneer Transformers Ltd. declared and paid a dividend amounting to $2,000,000.

All of the Company’s shares were exchanged for 22,800,000 newly issued shares of common stock of Pioneer Power Solutions, Inc. and a five-year warrant to purchase up to 1,000,000 shares of common stock of Pioneer Power Solutions, Inc. at an exercise price of $3.25 per share.  In connection with the closing of the share exchange, Pioneer Power Solutions, Inc. sold 5,000,000 shares of its common stock at a purchase price of $1 per share in a private placement, resulting in aggregate gross proceeds of $5,000,000.  In addition, at the close of the share exchange, Pioneer Power Solutions, Inc. sold five-year warrants to purchase an aggregate of 1,000,000 shares of its common stock at an exercise price of $2 per share to certain investors for aggregate gross proceeds of $10,000.

Pioneer Transformers Ltd.

Notes to Consolidated Financial Statements
September 30, 2009
Expressed in U.S. Funds
(Unaudited)

9.
Subsequent Events (Cont'd)

Following the closing of the share exchange and the private placement, Pioneer Power Solutions, Inc. transferred all of its pre-share exchange assets and liabilities to a wholly owned subsidiary, Sierra Concepts Holdings, Inc., and immediately thereafter, transferred all of the outstanding common stock of Sierra Concepts Holdings, Inc., in exchange for certain indemnifications, waivers and releases, along with the cancellation of an aggregate of 7,200,000 shares of Pioneer Power Solutions, Inc.’s common stock.